EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS SECOND QUARTER RESULTS

Highlights for the Quarter ended June 30, 2025:

•
Management and advisory fee revenue of $18.8 million for the quarter ended June 30, 2025, a 66% increase from the second quarter of 2024
•
Net loss attributable to Horizon Kinetics Holding Corporation of $(10.5) million, or $(0.56) per common share for the three months ended June 30, 2025
•
Operating income for the second quarter of 2025 was $2.5 million, an increase of $3.2 million from a $0.6 million loss during the second quarter of 2024
•
Assets under management (“AUM”) of $10.5 billion as of June 30, 2025, an increase of 7% from December 31, 2024 and 43% from June 30, 2024
•
Board of Directors declares a $0.071 per share dividend

New York, NY – August 12, 2025

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCID: HKHC) reported financial results for the second quarter of 2025. The Company's management and advisory fee revenue grew during the quarter as compared to 2024 resulting from increases in AUM in its separately managed accounts, ETFs, mutual funds and private funds. The increases in AUM across each of the various products and strategies throughout calendar year 2024 were largely driven by the increases in the market value of Texas Pacific Land Corporation (“TPL”) and Grayscale Bitcoin Trust, which have resulted in higher monthly management fees during 2025. The Company has also experienced net cash inflows into the various products and strategies and has increased its customer accounts during the quarter.

The Company's operating income for the second quarter of $2.5 million was positively impacted by the increased revenues, which were only partially offset by a variety of higher operating expenses, including higher commissions and higher distribution costs. In addition, the second quarter included $0.9 million of various operating expenses and a $0.9 million non-cash goodwill impairment associated with the consumer products asset group with no comparable amounts in the second quarter of 2024. Advisor only Operating income, a non-GAAP measure, was $4.4 million for the second quarter of 2025, an increase of $3.0 million from 2024.

The second quarter included $15.5 million of investment losses, net primarily from unrealized declines in the fair value of certain private placements held within the Company's consolidated investment products. Our clients' interests in these amounts are reflected in the redeemable noncontrolling interests, which was $12.9 million for the three months ended June 30, 2025.

The Company experienced unrealized losses on investments of $15.4 million for the three months ended June 30, 2025, which was primarily the impact of a 20% decline in the fair value of TPL during the quarter. In addition, the Company's equity losses, net were $4.6 million from various equity interest holdings. These unrealized losses were partially offset by the unrealized gains of $3.4 million for the three months ended June 30, 2025 from its digital asset holdings.

On August 8, 2025, the Company's Board of Directors declared a cash dividend of $0.071 per share, payable on September 15, 2025, to shareholders of record as of the close of business on August 21, 2025.

Conference Call

Murray Stahl, Chairman and Chief Executive Officer, and Mark Herndon, Chief Financial Officer, will host a conference call on Tuesday, August 19th, 2025 at 4:15 pm EDT. You may register for the conference call by clicking on the following link:

https://attendee.gotowebinar.com/register/4072864197449531742

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Operations

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
		As Restated		As Restated
Revenue:
Management and advisory fees	$18,798	$11,323	$37,703	$23,315
Other income and fees	963	119	1,857	257
Total revenue	19,761	11,442	39,560	23,572

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	8,384	6,338	17,951	12,684
Sales, distribution and marketing	4,441	2,719	8,897	4,909
Depreciation and amortization	342	459	841	919
General and administrative expenses	2,971	2,090	5,850	4,734
Impairment of goodwill	900	-	900	-
Expenses of consolidated investment products	217	501	1,312	1,065
Total operating expenses	17,255	12,107	35,751	24,311

Operating income (loss)	2,506	(665)	3,809	(739)

Other income (expense):
Equity earnings (losses), net	(4,561)	1,711	(1,510)	2,231
Interest and dividends	454	181	945	370
Other income (expense)	(190)	(46)	(241)	(173)
Investment and other income (losses) of consolidated investment products, net	(15,533)	27,949	54,734	299,849
Interest and dividend income of consolidated investment products	1,887	4,780	4,792	8,606
Unrealized gain (loss) on digital assets, net	3,428	(1,296)	1,649	2,887
Realized gain (loss) on investments, net	(2)	127	2,197	319
Unrealized gain (loss) on investments net	(15,422)	8,942	(1,689)	13,622
Total other income, net	(29,939)	42,348	60,877	327,711

Income before provision for income taxes	(27,433)	41,683	64,686	326,972

Income tax (expense) benefit	4,083	(234)	(6,201)	(1,478)

Net income	$(23,350)	$41,449	$58,485	$325,494
Less: net income attributable to redeemable noncontrolling interests	12,861	(27,411)	(46,133)	(270,615)

Net (loss) income attributable to Horizon Kinetics Holding Corporation	$(10,489)	$14,038	$12,352	$54,879

Basic and diluted net (loss) income per common share:
Net income (loss)	$(0.56)	$0.78	$0.66	$3.05

Weighted average shares outstanding:
Basic and diluted	18,635	17,984	18,635	17,984

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Financial Condition

(in thousands)

	June 30,	December 31,
	2025	2024
	(Unaudited)
Assets
Cash and cash equivalents	$38,854	$14,446
Fees receivable, net	7,316	8,670
Investments, at fair value	89,963	91,435
Assets of consolidated investment products
Cash and cash equivalents	33,604	44,306
Investments, at fair value	1,749,698	1,746,850
Other assets	26,871	19,247
Other investments	23,775	13,443
Operating lease right-of-use assets	4,122	5,105
Property and equipment, net	112	99
Prepaid expenses and other assets	2,533	2,352
Due from affiliates	11	27
Digital assets	14,919	13,240
Intangible assets, net	43,715	44,531
Goodwill	23,525	24,425
Total assets	$2,059,018	$2,028,176

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$14,902	$22,011
Accrued third party distribution expenses	607	6,522
Deferred revenue	263	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	3,828	1,486
Other liabilities	6,600	2,793
Deferred tax liability, net	96,083	95,683
Due to affiliates	7,806	11,597
Operating lease liability	6,112	7,379
Total liabilities	136,201	147,693

Commitments and contingencies (Note 11)

Redeemable noncontrolling interests	1,573,332	1,540,312

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at June 30, 2025 and December 31, 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	308,378	299,064
Total shareholders’ equity	349,485	340,171
Total liabilities, noncontrolling interests, and shareholders’ equity	$2,059,018	$2,028,176

Additional Information about our performance

The Company consolidates certain private funds in order for the consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated funds are presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the Company’s clients’ interests in these consolidated private funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees from CIPs, including incentive fees, are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects an increased revenue growth to $20.5 million, a 59% increase from the second quarter of 2024.

•
The presentation of Operating income without the CIPs includes the revenues to the advisor and excludes the line item expenses of consolidated investment products. Management views this operating measure as a useful tool because it is prior to the impact of various fair value measurements of investments and digital assets, which can be volatile from quarter to quarter.

•
The equity in earnings of private funds which results primarily from CIPs are eliminated from the consolidated presentation as that activity is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings that presents an increase in the value of our holdings within the CIPs.

•
Stockholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of private funds presents lower total assets as a result of excluding the total assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. A portion of the total assets held by private funds continues to relate to $254.5 million of economic interests held by Horizon Kinetics Holding Corporation, which is reflected in Other Investments in the presentation below.

HORIZON KINETICS HOLDING CORPORATION

Statements of Operations (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenue:
Management and advisory fees	$20,534	$12,886	$41,679	$26,801
Other income and fees	963	119	1,857	264
Total revenue	21,497	13,005	43,536	27,065

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	8,384	6,338	17,951	12,684
Sales, distribution and marketing	4,441	2,719	8,897	4,909
Depreciation and amortization	342	460	841	919
General and administrative expenses	2,980	2,030	5,894	4,690
Impairment of goodwill	900	-	900	-
Expenses of consolidated investment products	-	-	-	-
Total operating expenses	17,047	11,547	34,483	23,202

Operating income	4,450	1,458	9,053	3,863

Other income (expense):
Equity in earnings of proprietary funds, net	(7,290)	4,906	6,639	35,476
Interest and dividends	454	181	945	370
Other income (expense)	(190)	-	(241)	-
Investment and other income (losses) of consolidated investment products, net	-	-	-	-
Interest and dividend income of consolidated investment products	-	-	-	-
Unrealized (loss) gain on digital assets, net	3,428	(1,343)	1,649	2,707
Realized gain on investments, net	(2)	127	2,197	319
Unrealized gain (loss) on investments net	(15,422)	8,943	(1,689)	13,622
Total other income (expense), net	(19,022)	12,814	9,500	52,494

Income before provision for income taxes	(14,572)	14,272	18,553	56,357

Income tax (expense) benefit	4,083	(234)	(6,201)	(1,478)

Net income	$(10,489)	$14,038	$12,352	$54,879
Less: net income attributable to redeemable noncontrolling interests	-	-	-	-

Net income Attributable to Horizon Kinetics Holding Corporation	$(10,489)	$14,038	$12,352	$54,879

Basic and diluted net income per common share:
Net income	$(0.56)	$0.78	$0.66	$3.05

Weighted average shares outstanding:
Basic and diluted	18,635	17,984	18,635	17,984

	Six Months Ended June 30, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$41,679	$-	$(3,976)	$37,703
Other income and fees	1,857	-		1,857
Total revenue	43,536	-	(3,976)	39,560

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	17,951	-	-	17,951
Sales, distribution and marketing	8,897	-	-	8,897
Depreciation and amortization	841	-	-	841
General and administrative expenses	5,894	-	(44)	5,850
Impairment of goodwill	900	-	-	900
Expenses of consolidated investment products	-	1,268	44	1,312
Total operating expenses	34,483	1,268	-	35,751

Operating income	9,053	(1,268)	(3,976)	3,809

Other income (expense):
Equity in earnings of proprietary funds, net	6,639	-	(8,149)	(1,510)
Interest and dividends	945	-	-	945
Other income (expense)	(241)	-	-	(241)
Investment and other income (losses) of consolidated investment products, net	-	54,734	-	54,734
Interest and dividend income of consolidated investment products	-	4,792	-	4,792
Management fees of consolidated investment products	-	3,758	(3,758)	-
Unrealized (loss) gain on digital assets, net	1,649	-	-	1,649
Realized gain on investments, net	2,197	-	-	2,197
Unrealized gain (loss) on investments net	(1,689)	-	-	(1,689)
Total other income (expense), net	9,500	63,284	(11,907)	60,877

Income (loss) before provision for income taxes	18,553	62,016	(15,883)	64,686

Income tax (expense) benefit	(6,201)	-	-	(6,201)

Net income (loss)	$12,352	$62,016	$(15,883)	$58,485
Less: net income attributable to redeemable noncontrolling interests	-	(47,514)	1,381	(46,133)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$12,352	$14,502	$(14,502)	$12,352

HORIZON KINETICS HOLDING CORPORATION

Statements of Financial Condition (Unaudited)

(in thousands)

	(Advisor only: without consolidation of private funds)
	June 30,	December 31,
	2025	2024
Assets
Cash and cash equivalents	$38,854	$14,446
Fees receivable	8,982	59,047
Investments, at fair value	89,963	91,435
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other Investments	248,520	228,870
Operating lease right-of-use assets	4,122	5,105
Property and equipment, net	112	99
Prepaid expenses and other assets	2,533	2,353
Due from affiliates	13	34
Digital assets	14,919	13,240
Intangible assets, net	43,715	44,531
Goodwill	23,525	24,425
Total Assets	$475,258	$483,585

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$14,902	$22,011
Accrued third party distribution expenses	607	6,522
Deferred revenue	263	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Other liabilities	-	-
Deferred tax liability, net	96,083	95,683
Due to affiliates	7,806	11,597
Operating lease liability	6,112	7,379
Total Liabilities	125,773	143,414
Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at June 30, 2025 and December 31, 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	308,378	299,064
Total Shareholders’ Equity	349,485	340,171
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$475,258	$483,585

	June 30, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$38,854	$-	$-	$38,854
Fees receivable	8,982	-	(1,666)	7,316
Investments, at fair value	89,963	-	-	89,963
Assets of consolidated investment products
Cash and cash equivalents	-	33,604	-	33,604
Investments, at fair value	-	1,782,188	(32,490)	1,749,698
Other assets	-	26,871	-	26,871
Other investments	248,520	-	(224,745)	23,775
Digital assets	14,919	-	-	14,919
Intangible assets, net	43,715	-	-	43,715
Goodwill	23,525	-	-	23,525
Other assets	6,780	-	(2)	6,778
Total assets	$475,258	$1,842,663	$(258,903)	$2,059,018

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$14,902	$-	$-	$14,902
Accrued third party distribution expenses	607	-	-	607
Deferred revenue	263	-	-	263
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	3,830	(2)	3,828
Due to affiliates	-	1,731	(1,731)	-
Other liabilities	-	7,840	(1,240)	6,600
Deferred tax liability, net	96,083	-	-	96,083
Due to affiliates	7,806	-	-	7,806
Operating lease liability	6,112	-	-	6,112
Total liabilities	125,773	13,401	(2,973)	136,201
Commitments and contingencies

Redeemable noncontrolling interests	-	1,641,826	(68,494)	1,573,332

Equity interests	349,485	187,436	(187,436)	349,485
Total liabilities, noncontrolling interests, and shareholders’ equity	$475,258	$1,842,663	$(258,903)	$2,059,018

Non-GAAP Measures

In discussing financial results, the Company presented tables without the consolidation of certain private funds (also labeled "Advisor only") which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCID: HKHC) primarily offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm also obtained a portfolio of consumer products, which are marketed and distributed in the retail marketplace, as a result of its August 2024 merger with Scott’s Liquid Gold-Inc. The firm’s offices are located in New York City, White Plains, New York, and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com